2020 Annual Meeting of Shareholders

May 13, 2020

CELEBRATING 110 YEARS

110

1910

2020

FNCB Bank®

NASDAQ: FNCB

Forward-Looking Statements

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission("SEC"), in our reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the effect of the coronavirus ("COVID-19") pandemic on FNCB and its customers, the Commonwealth of Pennsylvania and the United States, related to the economy and overall financial stability; government and regulatory responses to the COVID-19 pandemic; government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the Tax Cuts and Jobs Act; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's ALLL is not sufficient to absorb actual losses or if increases to the ALLL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is other-than-temporary could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the SEC, including its Form 10-K for the year ended December 31, 2019.

Welcome FNCB Shareholders



Gerard A. Champi
President & CEO
570-348-4806
Gerard.Champi@fncb.com

Welcome FNCB Shareholders

Agenda

- Introductions – *Gerard A. Champi, President & CEO*
- Proxy Items – *Mary Griffin Cummings, General Counsel*
- Chief Financial Officer Presentation – *James M. Bone, Jr., CFO*
- President & CEO Comments – *Gerard A. Champi, President & CEO*
- Question & Answer Period

FNCB Bancorp, Inc. Board of Directors



Louis A. DeNaples
Chairman of the Board



Louis A. DeNaples, Jr., M.D.
Vice Chairman of the Board



Gerard A. Champi
President and Chief Executive Officer



Joseph Coccia
Secretary



William G. Bracey



Joseph L. DeNaples, Esq.



Vithalbhai D. Dhaduk, M.D.



Keith W. Eckel



Kathleen McCarthy Lambert, CPA



Thomas J. Melone, CPA



John P. Moses, Esq.



Dominick L. DeNaples
Director Emeritus

Full-Service Community Banking in Northeastern Pennsylvania

Locally-based for 110 years, FNCB currently operates 17 community offices in Lackawanna, Luzerne and Wayne Counties and a Limited Purpose Office in Lehigh County

Investment Profile	
Market Cap: $170.4M At December 31, 2019	Dividend Yield: 2.37% Based on closing price of $8.45 on December 31, 2019
Total Assets: $1.2 Billion At December 31, 2019	Total Employees: 224 At December 31, 2019
1-Year Total Return: 2.13%	3-Year Total Return: 14.08%



Forest City
Carbondale
Tunkhannock
Haw
Skytop
Tobyhanna
3500 Winchester Road #101
Allentown

About FNCB – Awards

2016 **Best Bank** and **Best Place to Work**
2017, 2018 & 2019 **Best Mortgage Company** and **Best Place to Work**.
Source: Scranton Times-Tribune

2017 One of the **Best Banks** and One of the **Best Places to Work**
2018 and 2019 NEPA **Best Places to Work Silver Winner**
Source: Wilkes-Barre Times Leader

2017 **Best Mortgage Company** and **Best Place to Work**.
2018 and 2019 One of the **Best Mortgage Companies** and **Best Place to Work**
Source: Wilkes-Barre Citizens Voice

2017 and 2019 **Best Bank**
Source: Sunday Dispatch

2019 Greater Scranton Chamber of Commerce
SAGE Pride and Progress Award for Best New Construction

2019 Greater Wilkes-Barre Chamber of Commerce **Pride of Place Award**

Introduction of Meeting Secretary



Mary Griffin Cummings

EVP, General Counsel

570-348-3772

Mary.Cummings@fncb.com

Virtual Meeting Rules

Rules of Conduct and Procedures

- Complete listing of the Rules of Conduct and Procedures may be found at www.virtualshareholdermeeting.com/FNCB2020.
- Certain requirements of the meeting of shareholders is included in FNCB's bylaws.
- Shareholders may submit questions, provided they have logged in with their 16-digit control number.
- Recording of the Annual Meeting is prohibited. A webcast playback will be available at www.virtualshareholdermeeting.com after the completion of the meeting.

2020 Annual Shareholders Meeting Proposals

	2020 Annual Meeting Proposals	The Board recommends that you vote:
1.	To elect four (4) directors to the Board of Directors for terms expiring in 2023 and until their successors are elected: Gerard A. Champi Louis A. DeNaples Keith W. Eckel Kathleen McCarthy Lambert, CPA	 *FOR* *FOR* *FOR* *FOR*
2.	To hold an advisory vote on the compensation of FNCB's named executive officers.	*FOR*
3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2020.	*FOR*

CFO Financial Review



James M. Bone Jr., CPA

EVP, Chief Financial Officer

570-348-6419

James.Bone@fncb.com

Financial Performance



5-YEAR CUMULATIVE NET INCOME
2015
2016
2017
2018
2019
$11,075
$35,840
$13,349
$147
$6,309

FNCB reported net income of $11.1 million in 2019, further enhancing five consecutive years of profitability.

The 5-year cumulative total for net income is $66.7 million at the end of 2019.

Financial Performance

Financial Highlights (in thousands)	2019	2018	2017*
Net interest income	$ 36,260	$ 36,507	$ 33,048
Provision for loan losses	797	2,550	769
Non-interest income	7,620	11,790	7,225
Non-interest expense	29,682	29,327	28,069
Net income before taxes	**$ 13,401**	**$ 16,420**	**$ 11,435**
Income tax expense	2,326	3,071	11,288
Net income	$ 11,075	$ 13,349	$ 147
Earnings per share, diluted	$ 0.56	$ 0.79	$ 0.01

*2017 net income included non-cash, non-recurring income tax expense of $8.0 million. The additional income tax expense was due to the required revaluation of FNCB's deferred tax assets, resulting from the decrease in the corporate income tax rate under the Tax Cuts and Jobs Act enacted on December 22, 2017.

Financial Performance


Tax-Equivalent Net Interest Margin
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2017
2018
2019
Yield on Earning Assets (FTE)
Cost of Interest-bearing Liabilities
Net Interest Margin (FTE)

FNCB's net interest margin improved during 2019, as disciplined strategies enhanced the yield on earning assets and mitigated the cost of interest-bearing liabilities.

Financial Performance


Loan Portfolio Composition
December 31, 2019
State and political subdivisions 5%
Consumer 17%
Residential real estate 20%
Commercial and industrial 18%
Commercial real estate 34%
Construction, land acquisition and development 6%

FNCB maintains a well-diversified loan portfolio, distributed among residential, consumer and business loans. Our allowance for loan and lease losses remains strong and comparable to peer levels.


Loan Loss Reserve to Total Loans
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
2017
2018
2019
FNCB
U.S. Banks $1B-$15B

Financial Performance

Scranton, PA MSA – Deposit Market Share					
2019 Rank	2018 Rank	Institution (State Headquartered)	2019 Number of Branches	2019 Total Deposits in Market ($000)	2019 Total Market Share (%)
1	1	PNC Financial Services Group (PA)	23	$ 3,050,193	24.61%
2	5	Peoples Financial Services (PA)	15	1,066,298	8.60%
3	2	Wells Fargo & Co. (CA)	11	1,059,822	8.55%
4	4	Community Bank System Inc. (NY)	24	990,317	7.99%
5	3	M&T Bank Corp. (NY)	12	978,326	7.89%
6	6	FNCB Bancorp Inc. (PA)	16	894,274	7.22%
7	7	Fidelity D & D Bancorp Inc. (PA)	14	839,961	6.78%
8	8	Citizens Financial Group Inc. (RI)	9	571,689	4.61%
9	9	NBT Bancorp Inc. (NY)	16	523,355	4.22%
10	10	F.N.B. Corp. (PA)	9	509,574	4.11%
11	11	Truist Financial Corp. (NC)	6	391,113	3.16%
12	12	Penns Woods Bancorp Inc. (PA)	9	376,582	3.04%
13	13	Landmark Bancorp Inc. (PA)	6	287,433	2.32%
14	14	First Keystone Corp. (PA)	8	241,385	1.95%
15	15	Citizens Savings Bank (PA)	6	224,381	1.81%
Total for Insitituions in Scranton, PA			205	$ 12,393,028	

Source: S&P Market Intelligence; deposit market share as of June 30, 2019.

Financial Performance


Total Risk-Based Capital Ratio
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2017
2018
2019
Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2017
2018
2019
FNCB (Bank Only)
Minimum Capital Required for Capital Adequacy

During the first quarter of 2019, FNCB successfully completed a public offering of shares of its common stock, issuing 3,285,550 shares and raising net proceeds of $21.3 million. Our enhanced capital position provides a strong base for the uncertainty of today's economic environment.

Financial Performance


Cash Dividends Declared Per Share
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.13
$0.17
$0.20
2017
2018
2019


Market Price and Dividend Yield
$8.60
$8.40
$8.20
$8.00
$7.80
$7.60
$7.40
$7.20
$7.00
$6.80
$6.60
3.00%
2.50%
2.00%
1.50%
1.00%
$7.30
$8.44
$8.45
2017
2018
2019
Market Price, December 31
Dividend Yield


Book Value Per Share
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$5.32
$5.78
$6.62
2017
2018
2019

Shareholder value has continued to improve over the previous three years, with increases in cash dividends declared per share, book value per share and dividend yields.

Financial Performance – Q1 2020

Financial Highlights (in thousands)	Q1 2020 (unaudited)	Q1 2019 (unaudited)	$ Variance
Net interest income	$ 9,177	$ 8,946	$ 231
Provision (credit) for loan losses	1,151	(154)	1,305
Non-interest income	1,694	1,515	179
Non-interest expense	7,204	7,425	(221)
Net income before taxes	2,516	3,190	(674)
Income tax expense	452	555	(103)
Net income	**$ 2,064**	**$ 2,635**	**$ (571)**



Net Interest Income - Q1
9,500
9,400
9,300
9,200
9,100
9,000
8,900
8,800
8,700
8,600
8,946
9,177
Q1 2019
Q1 2020

FNCB demonstrated improvement in net interest income, non-interest income and non-interest expense compared to 2019. The first quarter of 2020 included an increase in the provision for loan and lease losses given the uncertainty related to the COVID-19 pandemic.



Dividend Payout Ratio
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
35.71%
55.00%
Q1 2019
Q1 2020

CEO Comments



Gerard A. Champi
President & CEO
570-348-4806
Gerard.Champi@fncb.com

Current Environment

CELEBRATING 110 YEARS
110
1910
2020
FNCB Bank


SPREAD
Happiness
FNCB Bank



Paycheck Protection Program (PPP)

- FNCB is participating in the Paycheck Protection Program (PPP) to provide forgivable loans to small businesses
- We were able to process and approve loans for both our customers and non-customers

Paycheck Protection Program

U.S. Small Business Administration

FNCB Bank Simply better.

SBA Loan Approvals	824
Average Loan Amount	$140,459
Total Approved Loans	$115.7 Million

As of May 7, 2020 | Source: SBA ETRAN

Community Impact

Volunteer Hours



500+

Organizations Helped



275+

Community Donations



$650,000

Investor Information

FNCB Bancorp, Inc. is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses throughout Northeastern Pennsylvania and the Lehigh Valley. The institution was established as a National Banking Association in 1910.

Investor Relations Contact
James M. Bone, Jr., CPA
Executive Vice President and
Chief Financial Officer
(570) 348-6419
james.bone@fncb.com

Transfer Agent
Broadridge Financial Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
shareholder@broadridge.com
www.shareholder.broadridge.com/fncb

Management Q&A

Thank you for participating in the 2020 Annual Meeting of Shareholders.